Ex-99.23(p)(46)

[GRAPHIC OMITTED] Credit Suisse                           For internal use only

AM Global Personal Trading Policy

Valid from            April 2006
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Author                Legal & Compliance
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Reference             Revised AM Global Personal Trading Policy
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Replaces              Previous Global Personal Trading Policy
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Scope/Recipients      All Asset Management Staff
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Introduction

This Global Personal Trading Policy and any relevant local supplement (referred to throughout as the "Policy") establishes rules of conduct for all employees of the Asset Management division of Credit Suisse ("AM") when conducting personal investment activities and supersedes all previously issued policies and directives on this subject. Please ensure that you read and fully understand how this Policy applies to your activities. If you have any questions please contact your local Legal and Compliance Department ("Local LCD"). Violation of this Policy may be grounds for disciplinary action, including dismissal and, where appropriate, referral to relevant government authorities and self-regulatory organizations. Any circumvention of this Policy will be treated as a violation.

I. Definitions

For purposes of this Policy:

          o the term "Employees" shall include: (i) any employee of AM; (ii) full-time consultants, full-time contractors and long-term temporary workers on more than a six-month assignment; (iii) any other person designated in the sole discretion of Local LCD; and
               (iv) non-employee directors of AM, or its affiliated sub-advisers, if any;

          o the term "security" shall include any security, including a security issued by any collective investment vehicle or fund, as well as an option to purchase or sell, any security that is convertible or exchangeable for, and any other derivative interest relating to the security; "security" shall exclude commodities and foreign currency exchange contracts;

          o the terms "purchase" and "sale" of a security shall include, among other things, the writing of an option to purchase or sell a security;

          o the term "Credit Suisse client" shall include all advisory clients of the Employee's local Credit Suisse office, including
               (i) funds advised by the office; and (ii) funds sub-advised by the office to the extent that the local AM office renders discretionary investment advice.

          o    the term  "Employee  account"  includes  any  account in which an
               Employee has a direct or indirect financial interest (by contract, arrangement, understanding, relationship or otherwise) or has the power, directly or indirectly, to make or influence investment decisions. For the purposes of the Policy, each Employee is deemed to have a direct or indirect financial interest in the following additional accounts:

               |X|  accounts of the Employee's spouse,  partner,  minor children
                    and  other  family   members   residing  in  the  Employee's
                    household (each, a "Family Member");

               |X| accounts of any investment club in which the Employee or a Family Member participates;

               |X| accounts of any corporation, limited liability company or similar entity the management or policies of which are controlled by the Employee or a Family Member or accounts of any limited partnership of which the Employee or a Family Member is a general partner; and

               |X| accounts of any trust of which the Employee is trustee, beneficiary or settlor.

The above list of accounts is meant to be a representative list and is not meant to be exhaustive.

II. Statement of General Principles

In conducting personal investment activities, all Employees are required to comply with all applicable laws and regulations and the following general fiduciary principles:

          o the interests of Credit Suisse clients must always be placed first;

          o Employees may not knowingly engage in any transaction with a client of Credit Suisse;

          o all personal securities transactions must be conducted in such a manner as to avoid any actual, potential or perceived conflict of interest or any abuse of an individual's position of trust and responsibility;

          o Employees must not take inappropriate advantage of their position or information that they have received or to which they have access; and

          o personal trading must not take too much of the Employee's time or otherwise interfere with the Employee's ability to fulfill his or her job responsibilities in the judgment of the Employee's manager or the AM Local Management Committee.

AM has designed separate policies and procedures in order to detect and prevent insider trading (see Global Compliance Policy- Prohibition of Insider Trading and any local supplement), and governing directorships and outside business activities (see Policy on Directorships and Secondary Occupations (Policy No.:
W-0004)), which should be read together with this Policy. For example, Employees who manage or provide analysis for funds may not trade or recommend that others trade in shares of the funds while in possession of material, non-public information regarding such funds. Nothing contained in this Policy should be interpreted as relieving any Employee from the obligation to act in accordance with any applicable law, rule or regulation or any other statement of policy or procedure to which he or she is subject.

III. Mutual Funds and Other Regulated Collective Investment Schemes

Employees are not required to pre-clear trades in shares of mutual funds (i.e., open-end funds) and other regulated collective investment schemes not advised by AM (or an affiliate), but must report all trades and holdings as described below in Section VIII. Trades in shares of such funds, other than money market funds, are subject to the Short-Term Trading Prohibition set forth in Section VII.A.

IV.      Trading Accounts

All Employee accounts will be subject to monitoring by Local LCD. Each Local LCD will determine whether Employee accounts must be maintained at an affiliate of Credit Suisse or at an unaffiliated entity. No Employee shall open or maintain a numbered account or an account under an alias without the express prior written approval of Local LCD.

V. Pre-Clearance Requirements

Employees must pre-clear trades of the securities set forth below with Local LCD for each Employee account (Attachment B is a form to request such approval). If clearance is given for a transaction and such transaction is not effected on that business day, a new pre-clearance request must be made.

     Securities Subject to the Pre-Clearance Requirement:

     Equities

          o    common stock; o preferred stock; and o rights and warrants.

     Options on single individual securities (subject to the rules herein on the use of options)

          o    puts; and o calls.

     Bonds

          o non-investment grade debt securities (i.e., "junk bonds"), including unrated debt securities of equivalent "junk" quality; o debt securities (investment grade or non-investment grade) convertible into equity securities; o municipal debt securities (investment grade or non-investment grade); and o mortgage-backed and other asset-backed securities.

     Futures

          o    Narrow-based Index Futures (i.e., sector Index Futures)

     Funds

          o closed-end fund shares traded on an exchange or other secondary market;

          o open-end funds advised by AM or an affiliate; provided that the purchase of shares of a mutual fund advised by AM in an amount of $2500 or less need not be pre-cleared; o narrow-based indices and narrow-based ETFs (e.g., sector-specific indices); and o private funds, limited partnerships, unregulated collective investment schemes and similar vehicles.(Please note special requirements set forth below in Section VII.E.)

     Please note that certain securities may be subject to a restricted list, in which case purchases and/or sales may be prohibited.


Transactions Exempt from the Pre-Clearance Requirement:

          o purchases and sales of shares of mutual funds (i.e., open-end funds) not advised by AM (or an affiliate) and other regulated collective investment schemes;

          o purchases and sales of broad-based exchange-traded funds (e.g., non sector-specific indices, including but not limited to, CAC 40, S&P 500, SMI or DAX);

          o purchases and sales of broad-based index (e.g., non sector-specific indices, including but not limited to, CAC 40, S&P 500, SMI or DAX) futures, options on the index, or warrants and options on these futures;

          o purchases and sales of shares of closed-end funds that are not traded on an exchange or other secondary market;

          o purchases and sales of fixed income securities issued, guaranteed or sponsored by a government member of the Organization of Economic Co-Operation and Development ("OECD");

          o purchases and sales of investment grade debt (other than as described immediately above) with a transaction value (at time of purchase) of less than $250,000;

          o purchases that are part of an automatic purchase plan, such as an automatic dividend reinvestment plan or a plan to purchase a number of shares per month;

          o purchases and sales that are involuntary on the part of Employees and Credit Suisse clients (e.g., stock splits, tender offers, and share buy-backs);

          o    acquisitions of securities through inheritance;

          o purchases and sales in any account over which an Employee has no direct or indirect influence or control over the investment or trading of the account (e.g., an account managed on a discretionary basis by an outside portfolio manager, including a "Blind Trust");

          o purchases by the exercise of rights offered by an issuer pro rata to all holders of a class of its securities, to the extent that such rights were acquired from the issuer;

          o purchases of securities whereby the acquisition is a result of an entity converting from a mutual ownership to a stock ownership; and

          o    sales pursuant to tender offers by an issuer.

Please  note  that  all  securities  are  subject  to  the  Short-Term   Trading
Prohibition (Section VII.A.) and Reporting --- (Section VIII) Requirements.

VI. Conflicts/Disclosure of InterestVI. No Employee may recommend to, or effect for, any Credit Suisse client, any securities transaction without having disclosed to Local LCD his or her personal interest (actual or potential), if any, in the issuer of the securities, including without limitation:

          o any ownership or contemplated ownership of any privately placed securities of the issuer or any of its affiliates;

          o any employment, management or official position with the issuer or any of its affiliates;

          o    any  present  or  proposed  business   relationship  between  the
               Employee and the issuer or any of its affiliates; and

          o any additional factors that may be relevant to a conflict of interest analysis.

Where the Employee has a personal interest in an issuer, a decision to purchase or sell securities of the issuer or any of its affiliates by or for a Credit Suisse client shall be subject to an independent review by Local LCD.

VII. Trading Prohibitions

Purchases and sales of securities that are exempt from the Pre-Clearance Requirement are also exempt from VII.B-VII.J.

A. Short-Term Trading In no event may an Employee make a purchase and sale (or sale and purchase) of a security, including shares of any (open-end) mutual fund or other regulated collective investment schemes (other than money market funds) within the number of days after the date of the initial purchase or sale as set forth in Appendix A-1 for Employees of an AM entity that is registered as an investment adviser in the United States and A-2 for all other covered Employees. Local LCD, in its sole discretion, may extend this prohibition period for particular securities and/or Employees. The Short-Term Trading prohibition shall be administered on a "First In First Out" basis.

Exemptions from Short-Term Trading Prohibition:

          o Volitional purchases or sales of shares of any (open-end) mutual fund or other regulated collective investment scheme made within 30 days of an automatic purchase or sale, such as a periodic purchase or redemption plan.

               Examples: (1) Employee purchases shares of a fund twice a month in a retirement account pursuant to a "Dollar Cost Averaging Automatic Purchase Plan." Employee redeems shares of the fund from which he purchased shares within the prior month. Employee's redemption of the shares is exempt from the Short-Term Trading Prohibition. (2) Employee invests in a fund (outside of an automatic purchase program) and then redeems the shares within 30 days of the investment. Employee's redemption is prohibited.

          o Sales of a security at a significant loss (generally at a loss of 30% or more) (only with approval of LCD).

B.  Side-by-Side   Trading  No  Employee  may  purchase  or  sell  (directly  or indirectly) any security if at the time of such purchase or sale:

          o There is a "buy" or "sell" order pending for an Asset Management division client that has not yet been executed; or

          o the Employee knows (or should know) that the security is being considered for purchase or sale by or for any Credit Suisse client.

Exemption from Side-by-Side Trading Prohibition:

          o Transactions on the Side-by-Side/Blackout Period Exemption List, which may be updated from time to time. Such list shall be based on a determination that neither the Employee transaction, nor any transaction by Credit Suisse clients (individually or in the aggregate), would have a material impact on the price of the security.

C. Blackout Periods Employees are prohibited from trading in any security during each "blackout period," which is the period from five business days (i.e., days on which the major exchange(s) in the country of your local Credit Suisse office are open) before through one business day after an AM client trades in the security. Please note that, if upon review of your pre-clearance request or subsequent review of trades you are found to have executed your trade during the blackout period, you may be required to unwind the trade, donate any profits to charity or swap execution with a client if you obtained a better price for your trade than the AM client.

Exemption from Blackout Periods Prohibition:

          o Transactions on the Side-by-Side/Blackout Period Exemption List , which may be updated from time to time. Such list shall be based on a determination that neither the Employee transaction, nor any transaction by Credit Suisse clients (individually or in the aggregate), would have a material impact on the price of the security.

D. Initial Public Offerings No Employee may directly or indirectly acquire any security (or a financial interest in any security) in an initial public offering in the primary securities market, unless the acquisition is pursuant to a separate non-institutional offering to members of the general public, the securities included in such offering cannot be offered to any Credit Suisse client and the Employee has received permission from the Local LCD.

E. Private Placements No Employee may directly or indirectly acquire or dispose of any privately placed security (or any financial interest in any privately placed security) without the express prior written approval of Local LCD. Approval will take into account, among other factors, whether the investment opportunity should be reserved for an AM client, whether the opportunity is being offered to the Employee because of his or her position with AM or as a reward for past transactions and whether the investment creates, or may in the future create, a conflict of interest. Attachment A is a form to request such approval.

F. Futures Contracts No Employee may invest in futures contracts with respect to an individual security, but may invest in futures contracts with respect to indices, interest rates and commodity indices.

G. Options No Employee may write (i.e., sell) any options on an individual security, except for hedging purposes and only if the option is fully covered.
Employees may write options on indices and purchase options on individual securities and indices. Please note that the purchase and sale of all options are subject to the Short-Term Trading Prohibition (Section VII.A.).

H. Financial Spread Betting No Employee may engage in financial "spread betting"

I. Trading, Hedging and Speculation in Credit Suisse Group Securities Employees may trade CSG stock, subject to applicable CSG policy on trading in CSG shares (see Employee Personal Transaction in Credit Suisse Group Securities (Policy No. P-0101)) and may only hedge vested positions in CSG stock through short sales or derivative instruments. Uncovered short exposure, through short sales or otherwise, is not permitted without the express prior written approval by Local LCD.

J. Unlimited Liability Transactions/Short Selling No Employee may engage in any transaction with respect to an individual issuer that can result in a liability that is greater than the amount invested. Accordingly, short selling is only permitted to hedge an underlying security position held by the Employee.

VIII. Reporting and Other Compliance Procedures

A. Initial Certification Within 10 calendar days after the commencement of employment with AM, each Employee shall submit to Local LCD an initial certification in the form of Attachment C to certify that:

          o he or she has read and understood this Policy and recognizes that he or she is subject to its requirements;

          o he or she has disclosed or reported all personal securities holdings (e.g., title, number of shares, principal amount) in which Employee has a direct or indirect financial interest (which information must be current as of a date no more than 45 days prior to the date the person becomes an Employee), including all Employee accounts; and

          o he or she has reported the name(s) of each person or institution managing any Employee account (or portion thereof) for which the Employee has no direct or indirect influence or control over the investment or trading of the account.

As part of orientation for all new Employees, Local LCD shall notify all new Employees about the Initial Certification requirements. The Human Resources
("HR") department of the local AM office shall notify Local LCD of all new Employees, including full-time consultants and long-term temporary workers and contractors on more than a six-month assignment.

B. Annual Certification Each Employee shall submit to Local LCD an annual certification in the form of Attachment D every year to certify, among other things, that:

          o he or she has read and understood this Policy and recognizes that he or she is subject to its requirements;

          o he or she has complied with all requirements of this Policy; and he or she has disclosed or reported, as of December 31st of the prior year, (a) all personal securities transactions for the previous year, (b) all personal securities holdings (e.g., title, number of shares, principal amount) in which Employee has a direct or indirect financial interest, including all Employee accounts, and (c) the name(s) of each person or institution managing any Employee account (or portion thereof) for which the Employee has no direct or indirect influence or control over the investment or trading of the account.

Employees should comply with the initial and annual reporting requirements by submitting account statements and/or Attachment E to Local LCD within the prescribed periods.

C. Quarterly Reporting Each Employee shall submit the following documentation (electronically or otherwise) to Local LCD within 30 calendar days after the end of each calendar quarter:

          o duplicate copies of confirmations of all personal securities transactions, if any, and copies of periodic statements for all Employee accounts, including confirmations and statements for transactions exempt from the Pre-Clearance Requirement;

          o if an Employee account was first established during the quarter, then the Employee should report to Local LCD the following information if not included in the periodic statement: (i) name of broker-dealer, (ii) date on which the account was established, and (iii) if the Employee has no direct or indirect influence or control over the investment or trading of the account, the name(s) of each person or institution managing the account (or portion thereof); and

          o if not included in the periodic statements, a transaction report for all securities that were acquired or disposed of through gift or acquired through inheritance.

Employees may request their broker-dealers to provide such documentation on their behalf (electronically or otherwise) to satisfy their quarterly reporting requirements. If it is impossible for an Employee to submit the quarterly documentation to submit to Local LCD within 30 calendar days after the end of the calendar quarter, then the Employee shall submit a report prepared by the Employee to Local LCD containing the information in such documentation, which shall include the date of the submission of the report.

Employees of non-U.S. registered investment advisers may, to the extent they desire, for the Quarterly Reporting obligation described in Paragraph A-C above, disclose only the name of each security held and any position in which the employee has a "significant interest." For purposes of this policy, significant interest shall mean the lesser of USD $100,000 or 1% of the shares/issue outstanding of a particular security. Employees of U.S. registered investment advisers must comply in full with Paragraph C above.

IX. Local LCD, Compliance Monitoring and Supervisory Review

A. Local LCD may exempt any account or transaction from one or more trading prohibitions or reporting provisions in writing under limited circumstances if the transaction or the waiver of the reporting requirements is not inconsistent with the purpose of this Policy and does not violate any applicable provisions of securities laws.

B. Local LCD shall report material issues under this Policy immediately to both the Local Management Committee (or equivalent body) of the corresponding AM office, the Chief Compliance Officer of the funds advised by AM (the "CCO"), if any, and the Global General Counsel. At least annually, Local LCD shall prepare a written report to the Local Management Committee (or equivalent body) of the corresponding Credit Suisse office, the Global General Counsel, the CCO and any other relevant recipient, that:

          o describes issues that have arisen under this Policy since the last report, including, but not limited to, material violations of the Policy or procedures that implement the Policy and any sanctions imposed in response to those violations; and

          o certifies that the Local AM office has adopted procedures reasonably necessary to prevent Employees from violating the Policy.

X.       Sanctions

Upon discovering that an Employee has not complied with the requirements of this Policy, the AM Local or Global Executive Committees (or equivalent bodies) may, subject to applicable law or regulation, impose on that person whatever sanctions are deemed appropriate, including censure, fine, reversal of transactions, disgorgement of profits (by donation to charity of Employee's choice where permissible under applicable law), suspension or termination of employment.

XI. Confidentiality

All information obtained from Employees under this Policy shall be kept in strict confidence by AM, except that personal trading information will be made available to any regulatory or self-regulatory organization to the extent required by applicable law or regulation. To the extent permissible under applicable law or regulation, AM may also (i) make each Employee's information available to the Employee's manager(s), the AM Local Executive Committee (or equivalent body(ies)) and their appointees, and (ii) make such information available to the AM Global Executive Committee (or equivalent body(ies)) and any other business unit or legal entity of CSG, including any of its domestic or foreign subsidiaries or branches, to consider violations of this Policy. To the extent required by applicable law, the sharing of such information will be subject to a data confidentiality agreement with the entity receiving such information.

XII. Conflict of Rules

Where an Employee works in an office of another CSG entity or in close proximity to staff from another CSG entity, Local LCD shall determine which policies apply to the Employee.

XIII. Further Information

Any questions regarding this Policy should be directed to Local LCD.

XIV. Approval and Entry into Force

The present Policy was approved by the Global Executive Committee in its meeting on March 31, 2004 and enters into force August 30, 2004.

                                                          Dated:  April 25, 2006

                                                                                                         Appendix A
HOLDING PERIODS FOR U.S. REGISTERED ADVISERS
------------------------------------------------------------------------------- -------------------------------------
PRODUCT                                                                         HOLDING PERIOD
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
Equities

------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
Common Stock                                                                    30 Days
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
Warrants                                                                        30 Days
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
Convertibles                                                                    30 Days
------------------------------------------------------------------------------- -------------------------------------
---------------------------------------------------------------------------------------------------------------------
Options on single Stocks

---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------- -------------------------------------
        Puts                                                                    30 Days
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
        Calls                                                                   30 Days
------------------------------------------------------------------------------- -------------------------------------
---------------------------------------------------------------------------------------------------------------------
Options

---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------- -------------------------------------
Index                                                                           7 Days
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
Currency                                                                        7 Days
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
Commodities                                                                     7 Days
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
Options on Futures                                                              7 Days
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
Interest Rates                                                                  7 Days
------------------------------------------------------------------------------- -------------------------------------
---------------------------------------------------------------------------------------------------------------------
Bonds

---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------- -------------------------------------
Investment grade bonds                                                          7 Days
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
Non investment grade and/or linked to equity                                    30 Days
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
Municipals                                                                      30 Days
------------------------------------------------------------------------------- -------------------------------------
---------------------------------------------------------------------------------------------------------------------
Futures

---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------- -------------------------------------
Futures on commodities, interest rates, currencies and indices                  7 Days
------------------------------------------------------------------------------- -------------------------------------
---------------------------------------------------------------------------------------------------------------------
Mutual Funds

---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------- -------------------------------------
Mutual Funds (Open-End and Closed-End Funds)                                    30 Days
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
Broad-Based Exchange-Traded Funds and Broad-Based Index Mutual Funds (e.g.,     7 Days
non sector-specific indices, including but not limited to, CAC 40, S&P 500,
SMI or DAX)
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
Narrow-Based Exchange-Traded Funds and Narrow-Based Index Mutual Funds (e.g.,   30 Days
sector-specific indices)
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
Money Market Funds                                                              None
------------------------------------------------------------------------------- -------------------------------------

                                                                                                       Appendix A-2
HOLDING PERIODS FOR NON-U.S. REGISTERED ADVISERS
------------------------------------------------------------------------------- -------------------------------------
PRODUCT                                                                         HOLDING PERIOD
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
Equities

------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
Common Stock                                                                    30 Days
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
Warrants                                                                        30 Days
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
Convertibles                                                                    30 Days
------------------------------------------------------------------------------- -------------------------------------
---------------------------------------------------------------------------------------------------------------------
Options on Single Stocks

---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------- -------------------------------------
        Puts                                                                    30 Days
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
        Calls                                                                   30 Days
------------------------------------------------------------------------------- -------------------------------------
---------------------------------------------------------------------------------------------------------------------
Options

---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------- -------------------------------------
Index                                                                           7 Days
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
Currency                                                                        7 Days
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
Commodities                                                                     7 Days
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
Options on Futures                                                              7 Days
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
Interest Rates                                                                  7 Days
------------------------------------------------------------------------------- -------------------------------------
---------------------------------------------------------------------------------------------------------------------
Bonds

---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------- -------------------------------------
Investment grade bonds                                                          7 Days
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
Non investment grade and/or linked to equity                                    30 Days
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
Municipals                                                                      30 Days
------------------------------------------------------------------------------- -------------------------------------
---------------------------------------------------------------------------------------------------------------------
Futures

---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------- -------------------------------------
Futures on Single stocks                                                        30 Days
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
Futures on commodities, interest rates, currencies and indices                  7 Days
------------------------------------------------------------------------------- -------------------------------------
---------------------------------------------------------------------------------------------------------------------
Mutual Funds

---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------- -------------------------------------
Mutual Funds (Open-End and Closed-End Funds)                                    30 Days
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
Broad-Based Exchange-Traded Funds and Broad-Based Index Mutual Funds (e.g.,     1 Day
non sector-specific indices, including but not limited to, CAC 40, S&P 500,
SMI or DAX)
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
Narrow-Based Exchange-Traded Funds and Narrow-Based Index Mutual Funds          7 Days
(e.g., sector-specific indices)
------------------------------------------------------------------------------- -------------------------------------
------------------------------------------------------------------------------- -------------------------------------
Money Market Funds                                                              None
------------------------------------------------------------------------------- -------------------------------------

* Please see local supplement for exemptions and clarifications.

                                                                    ATTACHMENT A

                              SPECIAL APPROVAL FORM

1. The following is a private placement of securities (or other investment requiring special approval) that I want to dispose of or acquire:

 Name of Private Security,       Date to be    Amount to         Record         Purchase           How Acquired
        IPO or Other              Acquired      be Held          Owner          Price             (Broker/Issuer)
                                 Investment
----------------------------- ------------------- ----------------- -------------- --------------- --------------------------

----------------------------- ------------------- ----------------- -------------- --------------- --------------------------
----------------------------- ------------------- ----------------- -------------- --------------- --------------------------

----------------------------- ------------------- ----------------- -------------- --------------- --------------------------
----------------------------- ------------------- ----------------- -------------- --------------- --------------------------

----------------------------- ------------------- ----------------- -------------- --------------- --------------------------
----------------------------- ------------------- ----------------- -------------- --------------- --------------------------

----------------------------- ------------------- ----------------- -------------- --------------- --------------------------

2. Are you aware of a client of the Asset Management division business of Credit Suisse ("AM") for whom this investment opportunity would be appropriate?

         ___ Yes  ___ No

3. Is this investment opportunity being offered to you because of your position/employment with AM or as a reward for any transaction?

         ___ Yes  ___ No

4. Would this investment create, now or in the future, a conflict of interest with an AM client?

         ___ Yes  ___ No

5. Will you have any type of management role with the issuer (General Partner, Director, etc...)?

         ___ Yes  ___ No

6. I agree to promptly notify the Legal and Compliance Department should I become aware of a public offering of the securities.

         ___ Yes  ___ No

7. If an IPO, confirm that the offering is a separate, non-institutional offering to members of the general public, and cannot be offered to any client of Credit Suisse client.

         ____Yes, I confirm        ___ No, I cannot confirm

I certify, as applicable, that I (a) am not aware of any non-public information about the issuer, (b) have made all disclosures required by the AM Global Personal Trading Policy, and (c) will comply with all reporting requirements of the AM Global Personal Trading Policy.

--------------------------------            -------------------------------
Signature                                           Date

--------------------------------
Print Name

___ Approved
___ Not Approved

-------------------------------             ------------------------------
Local LCD                                           Date

                                                                   ATTACHMENT B
                  Personal Trading Pre-Clearance Form

        This form should be filled out completely to expedite approval.

1.       Security:        _________________________________________________

         Ticker:          _________________________________________________

         ____ Purchase    ____ Sale

2. Number of shares/bonds/units/contracts:

   ________________________________________

3. Account Name/Short name:

   ________________________________________

4. Bank/Brokerage Firm and Account Number:

   ________________________________________

5. Are you aware of a client of the Asset Management division business of Credit Suisse ("AM") for whom this investment opportunity is appropriate?

   _____________________________________________________________________________

6. Have you purchased or sold the security within two months of today?

         ____ Yes          _____ No

7. Are you aware that:

          o there is a "buy" or "sell" order pending for an AM client that has not yet been executed; or

          o the security is being considered for purchase or sale by or for an AM client.

         _____ Yes        ______ No

         If yes, please describe.

         _______________________________________________________________________

         [NOTE: LOCAL LCD STILL MUST COMPLETE REVIEW OF TRADING ACTIVITY]

8. Is the transaction on the Side-by-Side/Blackout Period Exemption List?

          _____ Yes         ______ No

I certify that I (a) am not aware of any non-public information about the issuer, (b) have made all disclosures required by the AM Global Personal Trading Policy and this trade otherwise complies with the AM Global Personal Trading Policy, including the prohibition on investments in initial public offerings, and (c) will comply with all reporting requirements of the AM Global Personal Trading Policy.


____________________________________      ____________________________________
Signature of Employee                     Date

________________________________________
Print Name

___ Approved

___ Not Approved

____________________________________      ____________________________________
Local LCD                                 Date - Valid this Business Day only.


                                                                   ATTACHMENT C
                              Initial Certification

I certify that:

     o I have read and understood the Global Personal Trading Policy of the Asset Management division of Credit Suisse ("AM"), which includes any applicable local supplement, and recognize that I am subject to its requirements.

     o I have disclosed or reported all personal securities holdings in which I have had a direct or indirect financial interest, including all "Employee accounts" as defined in the AM Global Personal Trading Policy, as of the date I became an "Employee" of Credit Suisse. I have also reported the name(s) of each person or institution managing any Employee account (or portion thereof) for which I have no direct or indirect influence or control over the investment or trading of the account.

     o I understand that Credit Suisse will monitor securities transactions and holdings in order to ensure compliance with the AM Global Personal Trading Policy. I also understand that personal trading information will be made available to any regulatory or self-regulatory organization to the extent required by applicable law or regulation. I also understand that, to the extent permissible under applicable law or regulation, Credit Suisse may also (i) make each Employee's information available to the Employee's manager(s), the AM Local Executive Committee (or equivalent body(ies)) and their appointees, and (ii) make such information available to the AM Global Executive Committee (or equivalent body(ies)) and any other business unit or legal entity of CSG, including any of its domestic or foreign subsidiaries or branches, to consider violations of this Global Personal Trading Policy. To the extent required by applicable law, the sharing of such information will be subject to a data confidentiality agreement with the entity receiving such information.

     o For the purpose of monitoring securities transactions and holdings information under the AM Global Personal Trading Policy only, I confirm that I will (i) provide copies of all confirmations and statements subject to this Policy and/or (ii) instruct all financial institutions to provide copies of all such documents. This covers my current Employee accounts and accounts that will be opened in the future during my employment with Credit Suisse.

     o I understand that any circumvention or violation of the AM Global Personal Trading Policy will lead to disciplinary and/or legal actions, including dismissal.

     o I understand that I have to report any additions, deletions or changes with respect to Employee accounts.

____________________________________      ____________________________________
Signature of Employee                     Date


____________________________________
Print Name

                                                                    ATTACHMENT D

                              Annual Certification
I certify that:

     o I have read and understood the Global Personal Trading Policy of the Asset Management division of Credit Suisse ("AM"), which includes any applicable local supplement, and recognize that I am subject to its requirements.

     o I have complied with all requirements of the AM Global Personal Trading Policy in effect during the year ended December 31, 2___.

     o I have disclosed or reported all personal securities transactions, including all personal securities transactions in each "Employee account," for the year ended December 31, 2___ and all personal securities holdings in which I had any direct or indirect interest, including holdings in each Employee account, as of December 31, 2___. I have also reported the name(s) of each person or institution managing any Employee account (or portion thereof) for which I have no direct or indirect influence or control over the investment or trading of the account, as of December 31, 2___.

     o I understand that Credit Suisse will monitor securities transactions and holdings in order to ensure compliance with the AM Global Personal Trading Policy. I also understand that personal trading information will be made available to any regulatory or self-regulatory organization to the extent required by applicable law or regulation. I also understand that, to the extent permissible under applicable law or regulation, Credit Suisse may also (i) make each Employee's information available to the Employee's manager(s), the AM Local Executive Committee (or equivalent body(ies)) and their appointees, and (ii) make such information available to the AM Global Executive Committee (or equivalent body(ies)) and any other business unit or legal entity of CSG, including any of its domestic or foreign subsidiaries or branches, to consider violations of the AM Global Personal Trading Policy. To the extent required by applicable law, the sharing of such information will be subject to a data confidentiality agreement with the entity receiving such information.

     o For the purpose of monitoring securities transactions and holdings information under the AM Global Personal Trading Policy only, I confirm that I have (i) provided copies of all confirmations and statements subject to this Policy, and/or (ii) instructed all financial institutions to provide copies of all such documents. This covers my current Employee accounts and accounts that will be opened in the future during my employment with Credit Suisse.

     o I understand that any circumvention or violation of the AM Global Personal Trading Policy will lead to disciplinary and/or legal actions, including dismissal. o I understand that I have to report any additions, deletions or changes with respect to Employee accounts.

____________________________________      ____________________________________
Signature of Employee                     Date

____________________________________
Print Name

                                                                   ATTACHMENT E

Asset  Management   division  -  Personal  Securities  Account  Declaration  All
Employees must complete each applicable item (1,2,3 and/or 4) and sign below.


1. The following is a list of "Employee accounts":

       Bank/Broker/Dealer/ Fund Company                                    Account Title and Number
--------------------------------------------------------- ------------------------------------------------------------

--------------------------------------------------------- ------------------------------------------------------------
--------------------------------------------------------- ------------------------------------------------------------

--------------------------------------------------------- ------------------------------------------------------------

2. The following is a list of "Employee accounts" that have been opened in the past year:

         Bank/Broker/Dealer/
            Fund Company                     Account Title and Number                       Date Opened
-------------------------------------- -------------------------------------- ----------------------------------------
-------------------------------------- -------------------------------------- ----------------------------------------

-------------------------------------- -------------------------------------- ----------------------------------------
-------------------------------------- -------------------------------------- ----------------------------------------

-------------------------------------- -------------------------------------- ----------------------------------------

3. The following is a list of "Employee accounts" that have been closed in the past year:

         Bank/Broker/Dealer/
            Fund Company                     Account Title and Number                       Date Opened
-------------------------------------- -------------------------------------- ----------------------------------------
-------------------------------------- -------------------------------------- ----------------------------------------

-------------------------------------- -------------------------------------- ----------------------------------------
-------------------------------------- -------------------------------------- ----------------------------------------

-------------------------------------- -------------------------------------- ----------------------------------------

4. The following is a list of any other securities or other investment  holdings (securities acquired in a private placement or securities held in physical form)held in an "Employee  account" or in which I have a direct or indirect financial interest
(for securities held in accounts other than those disclosed in response to items 1 and 2):

Name of Private Security     Date Acquired    Amount           Record            Purchase        How Acquired
or Other                                      Held             Owner             Price          (Broker/Issuer)
Investment
--------------------------- ---------------- ---------------- ----------------- --------------- -------------------------
--------------------------- ---------------- ---------------- ----------------- --------------- -------------------------

--------------------------- ---------------- ---------------- ----------------- --------------- -------------------------
--------------------------- ---------------- ---------------- ----------------- --------------- -------------------------

--------------------------- ---------------- ---------------- ----------------- --------------- -------------------------

5. I do not have a direct or indirect financial interest in any securities/funds Employee accounts or otherwise have a financial interest in any securities or other instruments subject to the Policy. (Please initial.)

__________
Initials


I declare that the information given above is true and accurate:

________________________________________            ___________________________
Signature of Employee                               Date

________________________________________
Print Name

                   Side-by-Side/Blackout Period Exemption List


De Minimis Exception to Blackout Period Prohibition*

Employees who purchase or sell 1000 shares or less of an issuer having a market capitalization of greater than $2.0 billion in a transaction or series of related transactions are exempt from the Blackout Period Prohibition.

Employees who purchase or sell more than 1000 shares of an issuer having a market capitalization in excess of $2.0 billion in a transaction or series of related transactions are exempt from the Blackout Period prohibition, provided that all CS clients purchase or sell less than 1000 shares during the Blackout Period.

The De Minimis exception applies to the Blackout Period Prohibition ONLY.


*Local LCD may modify the exemption, provided that Local LCD determines that neither the Employee transaction, nor any transaction by CS clients (individually or in the aggregate), would have a material impact on the price of the security, subject to approval by the CS AMD Global General Counsel.

          Credit Suisse Asset Management (Australia) Limited ("CSAMA") Local Supplement to the Global Personal Trading Policy ("Policy")

The application of the Policy by Credit Suisse Asset Management (Australia) Limited is amended as outlined below:

Part IV- Trading Accounts

Employees are permitted to open an account with a broker pre-approved by the Executive Committee of CSAMA (the "Executive Committee"). To open an account with an Allowed Broker, the employee must complete an "Allowed Broker Request Form" (available on LCD Intranet) and submit it to LCD for approval. This form contains a list of the allowed brokers.

An Employee may apply for an exemption from this requirement but only in extenuating circumstances. An "Outside Broker Request Form" (available on LCD Intranet) must be completed and submitted to LCD who will forward the request to the Executive Committee for approval. Such a request will not be granted unless the Employee has demonstrated a convincing reason why he or she cannot maintain the account with an Allowed Broker.

Part V- Pre-Clearance Requirements

CSAMA Employees are not required to pre-clear investments in the open-end funds advised by CSAMA that are domiciled in Australia. CSAMA Employees are required to use the Intranet based Pre-Trade Clearance Form, available on the CSAMA LCD website for all pre-approval to trade (this is in place of completing Attachment B of the Policy). In addition to LCD providing pre-approval as per the Policy, CSAMA's approval process also requires the approval of a dealer and portfolio manager where the transaction does not meet the side-by-side trading exemption criteria below. Submission of the Intranet based form provides an email alert to the relevant people required to provide the pre-trade approval. Approval or disallowance of the transaction will be forwarded to employees via email. Valid approval is not deemed to be given until all three approvals have been provided.

Transactions Exempt from the Pre-Clearance Requirement includes share top-up plans that are offered by an issuer to all holders or classes of holders of securities in the issuer.

Part VI- Conflicts/Disclosure of Interest

For clarification, the disclosure of interests reporting requirement under Part VI of the Policy is meant to capture instances where an employee is recommending or effecting a securities transaction for a client in a stock where such disclosure should be made to ensure any conflicts of interest are managed appropriately. Such disclosure may arise in, but would not be limited to, the following:

     o An employee holds stock as the result of a private placement and is acquiring shares for their clients in the issuer in the IPO;

     o An employee has a significant personal holding in the stock in which they are about to transact in for their clients; or

     o An employee has an associate (e.g. relative or business partner) that holds a prominent position in relation to the issuer (e.g. on the board of directors, significant personal holding)

Part VII - Trading Prohibitions

A.  Short-Term  Trading

Exemptions  from  the  Short-Term  Trading  Prohibition  includes   transactions
undertaken for legitimate taxation purposes provided they are in writing and are approved by Legal and Compliance.

B. Side-by-side Trading.

Where a securities transaction is for an amount less than AUD 10,000 and the company has a market capitalization of AUD2bn or greater, the transaction is exempt from the Side-by-Side Trading prohibitions.

C. Blackout Periods.

Where a securities transaction is for an amount less than AUD 75,000 and the security is included in the S&P/ASX 200 Index, it will be exempt from the Blackout Period prohibition.

D. Initial Public Offerings.

Employees are only able to subscribe for an initial public offering of a security by applying in the general public offering. Employees are prohibited from participating in an offering under any broker allocation (even in a retail offering).

    Credit Suisse Asset Management division, Switzerland ("AM, Switzerland")
        Local Supplement to the Global Personal Trading Policy ("Policy")

This supplement outlines the special procedures to be followed in Switzerland. By signing the Initial Certification (Attachment C) and the Personal Securities Account Declaration form (Attachment E) you are committed to adhere to the Policy and the Swiss Supplement.

Part I. Definitions

"Employee accounts" - Employees only have to declare the securities accounts to which they have a power of attorney AND on which they intend to conduct their personal securities transactions. By declaring these securities accounts, the employee certifies that he will conduct his personal securities transactions exclusively on the declared securities accounts and that he/she will not bypass this policy by conducting personal securities transactions on other securities accounts or by issuing recommendations, advice, or instructions to relatives or third persons.

Part IV. Trading Accounts

Employees are encouraged to carry out their personal account trading through a securities account with a Credit Suisse Group affiliate (a "Group Company") where the policy can be monitored directly through the existing mainframe or routing system.

The acceptance of a power of attorney by an employee of Credit Suisse covering accounts of any Group Company employee requires prior written authorization by the department head and the Business Compliance Team.

The employee must declare all accounts covered by this Policy (including e-trading accounts maintained at third banks, e.g., SWISSQUOTE etc.) to the Business Compliance Team using the appropriate Certification and Personal Securities Account Declaration form (Attachment E) before any transactions may be executed. Employees who do not have accounts covered by this policy must confirm this fact by returning the signed Personal Securities Account Declaration form.

Part V. Pre-Clearance Requirements

Employees are not required to pre-clear investments in open-end funds advised by Credit Suisse or any of its affiliates.

For  transactions  in  instruments   requiring   pre-approval  by  the  Business
Compliance Team, the employee may send his/her request through the FMS pre-clearance form. In exceptional cases, requests may also be made by calling the designated PA Trading Hotline number (+41 1 334 69 69).

Orders for execution may be placed through the ordinary client channels or self-entered through the WI01 mainframe application. Employees are not allowed to place orders directly with employees at any other Group Company in charge of executing customer or proprietary transactions or allocating new issue subscriptions.

Granted pre-clearances are valid until the expiration of the underlying order (e.g. end of trading day, end of month etc.) under the condition that the order will NOT be amended (price, number of shares, amount). In case a security will be put on the restricted list for personal account trading, the employee is responsible for the immediate cancellation of all his/her pending orders in the respective security.(1)

Part VII. Trading Prohibitions

A. Short-Term Trading

     o    Securities  can be sold  below  the  acquisition  price  prior  to the
          expiration   of   the   applicable   holding   period.   Pre-clearance
          requirements still apply.

     o Compliance can grant exemptions from the applicable short-term trading rules in exceptional cases.

B. Side-by-Side Trading

C. Blackout Periods

The Side-by-Side Trading and Blackout Period exemptions will be granted if the transaction face value of the transaction is less than CHF 10'000 and the market capitalization of the targeted issuer is greater than CHF 1.0 billion as of the business day on which the pre-clearance is requested.

Restrictions in Trading of Real Estate Products

Employees involved in the management/administration of AM real estate products (mutual funds, investment companies etc.) are required to adhere to a blackout period (trading prohibition) starting 1 month before and ending 1 day after the publication of the year end closing of the respective AM real estate product. Exemptions to this blackout period may be granted by Local LCD upon request.

The department head may extend this trading prohibition and/or limit appointed employees involved in price sensitive projects on trading.

LCD will provide a regular transaction report to the department head for monitoring purposes.

Bonus Shares

The Bonus Desk executes sales instructions only in connection with the redemption of an existing Lombard loan / credit. Such sales are subject to pre - clearance with the Business Compliance Team. Unblocked shares have to be transferred into the employee's ordinary safekeeping account first before executing any transaction.

Part VIII. Reporting and Other Compliance Procedures

Employees with securities accounts outside the HOST environment (e.g. SWISSQUOTE etc.) are required to provide a transaction statement on a timely basis (i.e. 3 business days) after the execution by either submitting them personally or by instructing their bank to send a copy of all statements of the securities account directly to the following address:

Credit Suisse
Compliance Asset Management division, YCAS
Giesshubelstrasse 30
8070 Zurich

For all securities accounts maintained on the HOST, no separate transaction statements are required.

C. Quarterly Reporting

     o Disclosure of securities holdings - If an employee is directly or indirectly holding a securities position exceeding 1 % of a company's outstanding shares, he/she has to disclose the details of the position within 10 business days to Compliance.

     o Employees maintaining securities accounts outside of the Credit Suisse HOST environment are required to hand in a securities account statement showing all transactions and positions (including details such as order date and time) within 10 business days after the end of each quarter by either submitting them personally or instructing their bank to send a copy of the statement directly to the following address:

          Credit Suisse
          Compliance Asset Management division, YCAS
          Giesshubelstrasse 30
          8070 Zurich

     o Regular activity reports will be provided to your department head. On request, the Business Compliance Team will provide department heads with additional employee personal account trading transaction details.

Part IX. Local LCD, Compliance Monitoring and Supervisory Review

For  the  purpose  of  monitoring,  supervision  and  verification,   designated
Compliance staff has access to the securities account and transaction data of the AM Switzerland employees.

                  Credit Suisse Asset Management (France) S.A.
                     Credit Suisse Asset Management Gestion
        Local Supplement to the Global Personal Trading Policy ("Policy")

New Policy presented below applies to all employees of the Asset Management division of Credit Suisse and describes the conditions under which employees may initiate stock market and financial transactions for their own account.

It applies to all Credit Suisse Asset Management (France) SA and Credit Suisse Asset Management Gestion employees without distinction. Management took into account:

- The company's small number of employees (less than 50 at present),

- The fact that most of the company's employees work in an open-plan work space,

- The existence of an integrated information system, that is accessible by all, and concluded that the number of "sensitive" employees affected by the Policy could not be limited to just a few since everyone had access to investment management information in their own particular area.

This Policy cancels and replaces procedure PF030 dated 28/09/2001 governing stock market transactions by employees. It also supplements current internal compliance rules and directives as specified in the following documents:

- The Credit Suisse Group Code of Conduct;

- The Global Code of Conduct of the Asset Management  division of Credit Suisse;

- Procedure on the prohibition of insider trading;

- Procedure on mandates and non-professional appointments;

- Credit Suisse Asset Management (France)'s internal regulations.

This Policy is an appendix to the internal regulations of Credit Suisse Asset Management ( France) and shall comply with and be governed by applicable French laws and regulations.

The following are the main texts governing the checks on stock market transactions by employees of investment management companies:

- The French Monetary and Financial Code, articles 533-4 and 533-6 relating to the rules of good conduct applicable to investment service companies;

- Regulation AMF relating to the rules of good conduct applicable to portfolio management for third parties;

- The compliance regulations of the French Association of Investment Managers.

Regarding checks on stock market transactions by investment management company employees, the Regulation of French the French Financial Markets Authorities
(AMF) stipulates in Article 322-21 the following obligations: "The service provider will establish internal rules and regulations governing personal account transactions by persons appointed to the business of portfolio management for third parties:

These rules must specify:

- the conditions under which such persons will be able to trade financial instruments on their personal account in compliance with articles 2.3 and 14-17 of the present regulations;

-  the  system  of  checks   established  by  the  service  provider  to  ensure
transparency whatever the domiciliation of security accounts;

- the obligations of such persons to prevent unwarranted dissemination or misuse of confidential information."

Part VII - Trading Prohibitions

B. Side-by-Side Trading/Blackout Periods

The Side-by-Side Trading and Blackout Period exemptions will be granted if the transaction value is less than EUR 6,000 and the market capitalization of the targeted issuer is greater than EUR 2.0 billion as of the Business Day on which the pre-clearance is requested.

Part VIII. Reporting and Other Compliance Procedures

Regarding checks on bank accounts, it is stipulated that in accordance with the applicable regulations, only accounts held by employees or accounts held jointly with an employee are governed by the present policy.

On the notion of "security accounts" Credit Suisse France is not authorised to run accounts and all employee security accounts must therefore be held with other companies. All employee security accounts must be declared to the Legal & Compliance department by completing the required form (APPENDIX E) before any transactions may be executed. Employees who do not hold any accounts covered by this procedure must confirm this by signing the appropriate form and returning it to the Legal & Compliance department.

The Legal & Compliance department is available to answer any questions from employees or discuss any necessary changes that may arise from the application of this procedure.

   Credit Suisse Asset Management (Deutschland) GmbH ("Credit Suisse Germany")
        Local Supplement to the Global Personal Trading Policy ("Policy")

This supplement outlines the additional requirements for Credit Suisse Germany to cover all requests expected by Auditors / Regulators.

Part IV. Trading Accounts

Account opening requires prior written authorization by LCD.

The acceptance of a power of attorney by an employee requires prior written authorization by LCD.

An account, for which a power of attorney is granted just in case of an emergency ("Notvollmacht"), must not be disclosed as long as the power of attorney is not being made used.

Part V. Pre-Clearance Requirements

For transactions in instruments requiring pre-approval by LCD, the employee may send his/her request by e-mail or by fax (...75381888). The original Pre Clearance Form as to be provided the following business day.

Part VIII. Reporting and Other Compliance Procedures

The employee must disclose all accounts covered by this Policy (including e-trading Accounts), to LCD using the appropriate Credit Suisse-Personal Securities Account Declaration Form (Attachment E) before any transactions may be executed.

Employees who do not have accounts covered by this policy (safekeeping accounts) must confirm this fact by returning the signed Form.

Employees are required to provide each transaction statement on a timely basis after the execution by instructing their bank to send a copy of all statements of account directly to LCD.

All transactions shall have a wealth formation orientation, not a speculative one.

                Credit Suisse Asset Management Limited ("CSAML")
        Local Supplement to the Global Personal Trading Policy ("Policy")

Credit Suisse Asset Management Limited (hereafter "CSAML") has adopted the revised AM Global Personal Trading Policy as its company's policy with the approval of CSAML's Board of Directors on April 28, 2006, on the condition that this revised local supplement takes effect at the same time.

II. Statement of General Principles

More Strict Principles for Specified Employees

CSAML full-time Board Members, full-time Statutory Auditor, and employees registered with Kanto Finance Bureau as portfolio managers or traders under the Law pertaining to Securities Investment Advisory Business (hereafter "specified employee") are required to comply with the following principles of the Japan Securities Investment Advisors Association:

          o the purpose of equity security trading must be "long term investment";

          o an employee must have an intent to hold the purchased equity securities for six months or more under the normal market environment

When a specified employee submits a Personal Trading Pre-Clearance Form for a sale of equity securities which he or she purchased less than six months ago, he or she is required to write the reason on the supplemental form why he or she has to sell them notwithstanding the initial intent to hold for at least six months. [Appendix-1: Supplemental Form for Specified Employees]

IV. Trading Accounts

CSAML Employees may maintain personal trading accounts with any brokers or banks.

Employees are required to send duplicate copies of all statements of their personal trading accounts received from brokers or banks to LCD by themselves.

V. Pre-Clearance Requirements

CSAML Employees should use the "Form Management System" when they submit a pre-clearance request to LCD, not "Attachment B" as referred to in the Policy.

VII. Trading Prohibitions

Side-by-Side / Blackout Period Exemption List for CSAML Employees

          o Market capitalization: at least JPY 200 billion or USD 2 billion and employee purchase/sale within JPY 1 million or USD 10,000;

VIII. Reporting and Other Compliance Procedures

A. Initial Certification

Employees are required to disclose or report to LCD all their personal securities holdings within 30 days after the commencement of employment, regardless of the due-date (within 10 days) stipulated in the Policy.

If an Employee is not able to submit duplicate copies of the statements for their personal trading account(s) which are not older than 45 days, together with his/her Certification, the available latest ones will be acceptable, provided that no transactions have been made since the issue-date of such statements and the Employee certifies that this is the case in writing on such statements.

B. Annual Certification

CSAML  Employees  should  submit  their  annual   certification  via  the  "Form
Management System", unless he/she must use "Attachment D" and "Attachment E".

X. Sanctions

What sanction is to be imposed in the event of breach of the Policy and for this Local Supplement shall be discussed at a meeting of CSAML's Disciplinary Committee and determined in accordance with CSAML Employment Rules.

XII. Conflict of Rules

Triple Hatted employees must comply with not only the Policy and its supplement but also CSJL's Employee Personal Account Trading Policy.

Enforced as of June 1, 2004
Revised as of January 27, 2005
Revised as of May 1, 2006

                                                                      APPENDIX 1
                    Supplemental Form for Specified Employees
                  [Personal Trading Pre-Clearance Request Form]

When  a  specified   employee   requests   pre-clearance  of  equity  securities
transactions, this form must be filled out and submitted to LCD as well as submitting the Personal Trading Pre-Clearance Request Form via FMS.

Name:    _______________________

Type of Specified Employee:
___      full-time board member or statutory auditor
___      employee registered with Kanto Finance Bureau


------------ ---------- ---------- -------------------- -------------------------- ------------------- ----------------
Trade Type    No. of      Ticker       Security Name            Broker Name              Acct No.          Acct Name
              Shares
------------ ---------- ---------- -------------------- -------------------------- ------------------- ----------------
------------ ---------- ---------- -------------------- -------------------------- ------------------- ----------------
Sell
------------ ---------- ---------- -------------------- -------------------------- ------------------- ----------------


[For sale of equity securities]
(1)  When  did  you   purchase   these   equity   securities?

     Purchase date:_______________

(2) If you are proposing to sell the equity securities purchased less than six months ago, please write the reason why you have to sell them now:

_______________________________________________________________________________

I had an intent to hold for at least six months at the time of purchase, however, (write here)

_______________________________________________________________________________

Signature: _______________________________                 Date:_______________


                Credit Suisse Asset Management SIM S.p.A (Italy)
               Credit Suisse Asset Management Funds S.p.A. (Italy)
        Local Supplement to the Global Personal Trading Policy ("Policy")

Part VII - Trading Prohibitions

A. Short-Term Trading

Exemptions from the Short-Term Trading Prohibition include transactions for CS funds of less than EUR 10,000 and transactions undertaken for legitimate taxation purposes provided they are in writing and are approved by Legal and Compliance.

B. Side-by-Side Trading/Blackout Periods.

The Side-by-Side Trading and Blackout Period exemptions will be granted if the transaction value is less than EUR 5,000 and the market capitalization of the targeted issuer is greater than EUR 2.0 billion as of the Business Day on which the pre-clearance is requested.*


          Credit Suisse Asset Management Fund Service (Luxembourg) S.A.
                          ("Credit Suisse Luxembourg")
        Local Supplement to the Global Personal Trading Policy ("Policy")

The application of the Policy by Credit Suisse Luxembourg is amended as outlined below:

Part IV. Trading Accounts

In accordance with applicable regulations, only securities accounts held by the employee in its own name, jointly with another person (e.g. wife/husband), in the name of the employee's minor children or accounts for which the employee is granted a power of attorney are governed by the present policy.

As Credit Suisse Luxembourg is not keeping securities accounts according to the Policy all employee accounts must held with other banks/brokers. Each employee must disclose all existing securities accounts (as defined above) to Business Compliance using the Personal Securities Account Declaration (available on LAN) before any transactions may be executed. Employees who do not have accounts covered by the present policy must confirm this by signing the appropriate form and returning it to Business Compliance.

Part V. Pre-Clearance Requirements

In addition to transactions in instruments mentioned in the Policy under clause V., sub-section "Securities Subject to the Pre-Clearance Requirement", purchases, conversions and sales of units/shares of investment funds for which Credit Suisse Luxembourg acts as Central Administration require pre-approval by Business Compliance. For such transactions the employee shall send his/her request to Business Compliance via email to "Lux, Employee Trading Rules" by using the Pre-Trade Clearance Form (available on LAN).

VIII. Reporting and Other Compliance Procedures

For the reporting Business Compliance will at each calendar quarter request all employees to submit either duplicate copies of trading confirmations and periodic account statements, or the completed Quarterly Reporting Form (available on LAN) including the before-mentioned compulsory statements. Even if no securities transactions have been executed in the preceded calendar quarter and/or no securities holdings exist, the employee has to submit by the same date with a negative confirmation.

Investments in individual pension insurance contracts deductible under Luxembourg tax legislation ("Contrat de prevoyance vieillesse") do not need to be reported. The same applies to investment funds qualifying as investment funds under Luxembourg "Loi Rau" provided they have been bought before 1 January 2005.


Local LCD may modify the exemption, provided that the Local LCD determines that neither the Employee transaction, nor any transaction by Credit Suisse clients (individually or in the aggregate), would have a material impact on the price of the security, subject to approval by the Credit Suisse Global General Counsel.

(1)  Upon  the   implementation   of  an  Order  Management  System  (OMS),  the
     aforementioned pre-clearance procedure will not longer be applicable